Subsequent Events	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Jun. 30, 2012
Subsequent Events
16.	SUBSEQUENT EVENTS

On April 29, 2013, the Company entered into a senior unsecured term loan facility, in order to borrow an aggregate principal amount of $275 million of unsecured term loans (the “Unsecured Loans”) due December 31, 2017. The proceeds from the Unsecured Loans will be used to redeem all $269.1 million of the remaining principal outstanding of the Company’s Senior Toggle Notes at par plus accrued and unpaid interest as of May 29, 2013, the date of redemption. The Unsecured Loans bear interest, at the Company’s option, at a rate equal to the Eurocurrency Rate plus 5.25% , subject to a floor of 1.25% , or the “Base Rate” plus 4.25% , subject to a floor of 2.25% . The “Base Rate” is equal to the higher of either the Federal Funds Rate plus 0.5% or the rate of interest per annum published by the Wall Street Journal from time to time, as the “prime lending rate.” The “Eurocurrency Rate” is determined by reference to the British Bankers Association Interest Settlement rate for deposits in dollars for the interest period relevant to such borrowing adjusted for certain additional costs. The Company is not required to repay installments on the Unsecured Loans and is only required to repay the Unsecured Loans on the date of maturity.

In the preparation of its consolidated financial statements, the Company completed an evaluation of the impact of any subsequent events and determined there were no other subsequent events requiring disclosure in or adjustment to these financial statements.

18. SUBSEQUENT EVENTS

In the preparation of its consolidated financial statements, the Company completed an evaluation of the impact of any subsequent events and determined there were no other subsequent events requiring disclosure in or adjustment to these financial statements.